Exhibit 21.1

Sky Harbour Group Corporation

Subsidiaries of the Registrant as of December 31, 2025

Subsidiary	Parent Entity	Jurisdiction of Organization
Sky Harbour LLC	Sky Harbour Group Corporation	Delaware
Sky Harbour Services, LLC	Sky Harbour LLC	Delaware
Sky Harbour Holdings LLC	Sky Harbour LLC	Delaware
Sky Harbour Capital LLC	Sky Harbour Holdings LLC	Delaware
Addison Hangars LLC	Sky Harbour Capital LLC	Delaware
APA Hangers LLC	Sky Harbour Capital LLC	Delaware
DVT Hangars LLC	Sky Harbour Capital LLC	Delaware
Nashville Hangars LLC	Sky Harbour Capital LLC	Delaware
OPF Hangars Landlord LLC	Sky Harbour Capital LLC	Delaware
Sky Harbour Opa Locka Airport, LLC	Sky Harbour Capital LLC	Delaware
Sky Harbour Sugar Land Airport, LLC	Sky Harbour Capital LLC	Delaware
Sky Harbour Holdings II LLC	Sky Harbour LLC	Delaware
Sky Harbour Capital II LLC	Sky Harbour Holdings II LLC	Delaware
Sky Harbour Holdings III LLC	Sky Harbour LLC	Delaware
Sky Harbour Capital III LLC	Sky Harbour LLC	Delaware
Sky Harbour Holdings IV LLC	Sky Harbour LLC	Delaware
Ascend Aviation Holdings LLC	Sky Harbour LLC	Delaware
Ascend Aviation Services LLC	Ascend Aviation Holdings LLC	Delaware
Sky Harbour National Holdings LLC	Sky Harbour LLC	Delaware
APA Hangars II LLC	Sky Harbour National Holdings LLC	Delaware
BDL Hangars LLC	Sky Harbour National Holdings LLC	Delaware
BFI Development LLC	Sky Harbour National Holdings LLC	Delaware
CMA CloudNine Holdings LLC	Sky Harbour National Holdings LLC	Delaware
CloudNine at Camarillo LP	CMA CloudNine Holdings LLC	California
CMA Sky 805 Holdings LLC	Sky Harbour National Holdings LLC	Delaware
Sky 805 LLC	CMA Sky 805 Holdings LLC	California
DAL Development LLC	Sky Harbour National Holdings LLC	Delaware
HIO Development LLC	Sky Harbour National Holdings LLC	Delaware
IAD Hangars LLC	Sky Harbour National Holdings LLC	Delaware
LGB Development LLC	Sky Harbour National Holdings LLC	Delaware
POU Development LLC	Sky Harbour National Holdings LLC	Delaware
PWK Hangars LLC	Sky Harbour National Holdings LLC	Delaware
RBD Development LLC	Sky Harbour National Holdings LLC	Delaware
SHOLA, LLC	Sky Harbour National Holdings LLC	Delaware
SHSLA, LLC	Sky Harbour National Holdings LLC	Delaware
SJC Hangars LLC	Sky Harbour National Holdings LLC	Delaware
Sky Harbour Florida Holdings, LLC	Sky Harbour National Holdings LLC	Delaware
SLC Development LLC	Sky Harbour National Holdings LLC	Delaware
SWF Development LLC	Sky Harbour National Holdings LLC	Delaware
TTN Development LLC	Sky Harbour National Holdings LLC	Delaware
Weatherford Steel Buildings GP LLC	Sky Harbour National Holdings LLC	Delaware
Weatherford Steel Buildings Holdings LLC	Sky Harbour National Holdings LLC	Delaware
Overflow Ltd	Weatherford Steel Buildings Holdings LLC	Texas
Stratus Building Systems Inc.	Overflow Ltd	Texas